Exhibit 10.1

Execution Version

TWELFTH LOAN DOCUMENTS MODIFICATION AGREEMENT

THIS TWELFTH LOAN DOCUMENTS MODIFICATION AGREEMENT (this “Amendment”) is made and entered into as of the 28th day of September, 2018, by and among PRGX GLOBAL, INC., a Georgia corporation (“PRGX”), PRGX USA, INC., a Georgia corporation (“PRG-USA”) (PRGX and PRG-USA are each individually, a “Borrower”, and collectively, the “Borrowers”), each of the Subsidiaries of PRGX listed as a “Guarantor” on the signature pages hereto (each such Subsidiary individually, a “Guarantor”, and collectively, the “Guarantors”), and SUNTRUST BANK, as Administrative Agent, the sole Lender and Issuing Bank.

BACKGROUND STATEMENT

WHEREAS, Borrowers have entered into that certain Amended and Restated Revolving Credit Agreement, dated as of December 23, 2014 (as may have been and may be subsequently amended, restated, supplemented or otherwise modified from time-to-time, the “Credit Agreement”; all capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement), with the Administrative Agent, the issuing bank thereunder and the lenders from time to time party thereto (the “Lenders”); and

WHEREAS, Borrowers and Guarantors have entered into various other instruments, agreements, documents and writings in connection with the Credit Agreement (as may have been and may be subsequently amended, restated, supplemented or otherwise modified from time-to-time, collectively, the “Loan Documents”); and

WHEREAS, Borrowers have requested that the Credit Agreement be amended in certain respects as herein provided in order to clarify or modify certain existing provisions contained therein, and in connection therewith, Administrative Agent, the Issuing Bank and the Lenders have requested that the Credit Agreement also be amended in certain further respects as herein provided, all as more specifically set forth herein; and

WHEREAS, the parties hereto are willing to amend the Credit Agreement as aforesaid, provided, however, that Borrowers and Guarantors fully comply with the provisions of this Amendment; and

WHEREAS, Guarantors are willing to reaffirm the covenants, representations and warranties set forth in the Subsidiary Guaranty Agreement.

NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which hereby is acknowledged by the parties hereto, Borrowers, Guarantors, Administrative Agent, the sole Lender and Issuing Bank agree as follows:

1. Conditions Precedent. Notwithstanding any other provision of this Amendment, and without affecting in any manner the rights of Administrative Agent, the sole Lender or the Issuing Bank hereunder, it is understood and agreed that this Amendment shall not become effective, and the Loan Parties shall have no rights under this Amendment, until Administrative Agent shall have received:

(i) fully executed counterparts to this Amendment from the Loan Parties; and

(ii) reimbursement or payment of all its reasonable out-of-pocket expenses incurred in connection with this Amendment (including, without limitation, reasonable fees, charges and disbursements of counsel to Administrative Agent).

2. Modification of Credit Agreement. The Credit Agreement is hereby amended, effective as of the date hereof, as follows:

(i) By amending and restating Section 6.2, as follows:

Section 6.2 Fixed Charge Coverage Ratio. The Borrowers will maintain, as of the end of each Fiscal Quarter (commencing with the Fiscal Quarter ending March 31, 2017), a Fixed Charge Coverage Ratio of not less than the below ratios for the corresponding Fiscal Quarters:

Fiscal Quarter End	Fixed Charge Coverage Ratio

12/31/16 and each Fiscal Quarter thereafter through and including the Fiscal Quarter ending 12/31/17	1.10 : 1.00

3/31/18 and 6/30/18	1.25 : 1.00

9/30/18	1.00 : 1.00

12/31/18 and each Fiscal Quarter thereafter	1.25 : 1.00

(ii) By amending and restating the final paragraph of Section 7.1 immediately following clause (l) thereof, as follows:

The Borrowers will not, and will not permit any of their respective Subsidiaries to, issue any preferred stock or other preferred equity interests that (i) matures or is mandatorily redeemable pursuant to a sinking fund obligation or otherwise, (ii) is or may become redeemable or repurchasable by such Borrower or such Subsidiary at the option of the holder thereof, in whole or in part or (iii) is convertible or exchangeable at the option of the holder thereof for Indebtedness or preferred stock or any other preferred equity interests described in this paragraph, on or prior to, in the case of clause (i), (ii) or (iii), the first anniversary of the Revolving Commitment Termination Date (any such preferred stock or other preferred equity interests described in clause (i), (ii) or (iii) being herein referred to as “Disqualified Stock”).

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(iii) By amending and restating subsection (h) of Section 7.4 to read in its entirety as follows:

(h) To the extent permitted by Section 7.5(iv), PRGX’s redemption, purchase or repurchase of its Capital Stock (other than Disqualified Stock) pursuant to open-market purchases, privately negotiated transactions or otherwise;

(iv) By amending and restating clause (iv) of Section 7.5 to read in its entirety as follows:

(v) if no Event of Default exists and is continuing (or would result therefrom), the redemption, purchase or repurchase of PRGX’s Capital Stock (other than Disqualified Stock) by PRGX pursuant to any open-market purchases, privately negotiated transactions or otherwise.

3. Ratification and Reaffirmation. Except as herein expressly modified or amended, all the terms and conditions of the Credit Agreement and the other Loan Documents are hereby ratified, affirmed, and approved. As of the date hereof and giving effect to the modifications and amendments hereunder, Borrowers and Guarantors hereby reaffirm and restate each and every warranty and representation set forth in any Loan Document, in each case except to the extent such warranty or representation expressly relates to an earlier date.

4. Reaffirmation of Guaranty. Guarantors hereby ratify, confirm, reaffirm and covenant that the Subsidiary Guaranty Agreement which they have executed is validly existing and binding against each of them under the terms of such Subsidiary Guaranty Agreement. Guarantors hereby reaffirm and restate, as of the date hereof and giving effect to the modifications and amendments hereunder, all covenants, representations and warranties set forth in the Subsidiary Guaranty Agreement, and specifically reaffirm that each of their obligations under the Subsidiary Guaranty Agreement extend and apply for all purposes to the Credit Agreement as amended hereby.

5. No Novation. The parties hereto hereby acknowledge and agree that this Amendment shall not constitute a novation of the indebtedness evidenced by any of the Loan Documents, and further that the terms and provisions of the Loan Documents shall remain valid and in full force and effect except as be herein modified and amended.

6. Release. For purposes of this Paragraph 6, the term “Borrower Parties” shall mean Borrowers and Guarantors collectively and the term “Lender Parties” shall mean Administrative Agent, Lenders and Issuing Bank, and shall include each of their respective predecessors, successors and assigns, and each past and present, direct and indirect, parent, subsidiary and affiliated entity of each of the foregoing, and each past and present employee, agent, attorney in fact, attorney at law, representative, officer, director, shareholder, partner and joint venturer of each of the foregoing, and each heir, executor, administrator, successor and assign of each of the foregoing; references in this paragraph to “any” of such parties shall be deemed to mean “any one or more” of such parties; and references in this sentence to “each of the foregoing” shall mean and refer cumulatively to each party referred to in this sentence up to the point of such reference. Each Borrower and each Guarantor hereby acknowledges, represents

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and agrees: that, as of the date hereof, Borrowers and Guarantors have no defenses, setoffs, claims, counterclaims or causes of action of any kind or nature whatsoever with respect to the Credit Agreement, the Subsidiary Guaranty Agreement, the other Loan Documents or the Obligations, or with respect to any other documents or instruments now or heretofore evidencing, securing or in any way relating to the Obligations (all of said defenses, setoffs, claims, counterclaims or causes of action being hereinafter referred to as “Loan Related Claims”); that, to the extent that Borrowers or Guarantors may be deemed to have any Loan Related Claims as of the date hereof, Borrowers and Guarantors do hereby expressly waive, release and relinquish any and all such Loan Related Claims, whether or not known to or suspected by Borrowers and Guarantors; that Borrowers and Guarantors shall not institute or cause to be instituted any legal action or proceeding of any kind based upon any Loan Related Claims; and that Borrowers and Guarantors shall indemnify, hold harmless and defend all Lender Parties from and against any and all Loan Related Claims and any and all losses, damages, liabilities and related reasonable expenses (including reasonable fees, charges and disbursements of any counsel for any Lender Parties) suffered or incurred by any Lender Parties as a result of any assertion or allegation by any Borrower Parties of any Loan Related Claims or as a result of any legal action related thereto, provided that such indemnity shall not, as to any Lender Parties, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and non-appealable judgment to have resulted from (i) the gross negligence or willful misconduct of such Lender Parties or (ii) a claim brought by any Borrower or Guarantor against any Lender Parties for breach in bad faith of such Lender Parties’ obligations under any Loan Document. Notwithstanding the foregoing provisions of this Paragraph 8, Borrowers and Guarantors make no such releases, representations, warranties, standstills or agreements with respect to any future Loan Related Claims.

7. Authority. Each Borrower and Guarantor hereby represents and warrants that the execution, delivery and performance of this Amendment by it has been duly authorized by all necessary actions of each Borrower and Guarantor, and do not and will not violate any provision of law, or any writ, order or decree of any court or governmental authority or agency or any provision of the organizational documents of any Borrower or Guarantor, and do not and will not, with the passage of time or the giving of notice, result in a breach of, or constitute a default or require any consent under, or result in the creation of any Lien upon any property or assets of any Borrower or Guarantor pursuant to, any law, regulation, instrument or agreement to which any Borrower or Guarantor is a party or by which any Borrower or any Guarantor or any of their respective properties may be subject, bound or affected.

8. No Waiver or Implication. Borrowers and Guarantors hereby agree that, except as contemplated by the clarifying amendments to the Credit Agreement effected by this Amendment, nothing herein shall constitute a waiver by Administrative Agent or any Lender of any default, whether known or unknown, which may now exist under the Credit Agreement or any other Loan Document. Borrowers and Guarantors hereby further agree that no action, inaction or agreement by Administrative Agent or any Lender, including, without limitation, any extension, indulgence, waiver, consent or agreement of modification which may have occurred or have been granted or entered into (or which is now occurring or is being granted or entered into hereunder or otherwise) with respect to nonpayment of the Loans or any portion thereof, or with respect to matters involving security for the Loans, or with respect to any other matter

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relating to the Loans, shall require or imply any future extension, indulgence, waiver, consent or agreement by Administrative Agent or any Lender. Borrowers and Guarantors hereby acknowledge and agree that Administrative Agent and Lenders have made no agreement, and are in no way obligated, to grant any future extension, indulgence, waiver or consent with respect to the Loans or any matter relating to the Loans.

9. No Release of Collateral Borrowers and Guarantors further acknowledge and agree that (x) this Amendment shall in no way occasion a release of any collateral held by Administrative Agent as security to or for the Loans; and (y) all collateral held by Administrative Agent as security to or for the Loans shall continue to secure the Loans.

10. Strict Compliance. Except as expressly modified hereby, Borrowers and Guarantors are hereby notified that Administrative Agent, the Issuing Bank and the Lenders demand that Borrowers and Guarantors strictly comply with the terms of this Amendment, the Credit Agreement and the other Loan Documents, in each case, as amended hereby. This notice evidences the intent of Administrative Agent, the Issuing Bank and the Lenders to rely on the exact terms of this Amendment and the Credit Agreement and the other Loan Documents, in each case, as amended hereby.

11. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original hereof and submissible into evidence and all of which together shall constitute one instrument.

12. Headings. The headings of the paragraphs and other provisions hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Amendment.

13. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of Borrowers, Guarantors, Administrative Agent, Lenders, Issuing Bank and their respective heirs, successors and assigns, whether voluntary by act of the parties or involuntary by operation of law.

(Signatures on following pages)

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IN WITNESS WHEREOF, this Amendment has been duly executed by the parties hereto as of the day and year first above written.

Borrowers:

PRGX GLOBAL, INC., a Georgia corporation

By:	/s/ Ronald E. Stewart
Name:	Ronald E. Stewart
Title:	President and Chief Executive Officer
[CORPORATE SEAL]

PRGX USA, INC., a Georgia corporation

By:	/s/ Ronald E. Stewart
Name:	Ronald E. Stewart
Title:	President and Chief Executive Officer
[CORPORATE SEAL]

Guarantors:

PRGDS, LLC, a Georgia limited liability company

By:	/s/ Ronald E. Stewart
Name:	Ronald E. Stewart
Title:	President and Chief Executive Officer
[CORPORATE SEAL]

PRGFS, INC., a Delaware corporation

By:	/s/ Ronald E. Stewart
Name:	Ronald E. Stewart
Title:	President and Chief Executive Officer
[CORPORATE SEAL]

(Signatures continue on following page)

Twelfth Loan Documents Modification Agreement

PRG INTERNATIONAL, INC., a Georgia corporation

By:	/s/ Ronald E. Stewart
Name:	Ronald E. Stewart
Title:	President and Chief Executive Officer
[CORPORATE SEAL]

PRGTS, LLC, a Georgia limited liability company

By:	/s/ Ronald E. Stewart
Name:	Ronald E. Stewart
Title:	President and Chief Executive Officer
[CORPORATE SEAL]

PRGX ASIA, INC., a Georgia corporation

By:	/s/ Ronald E. Stewart
Name:	Ronald E. Stewart
Title:	President and Chief Executive Officer
[CORPORATE SEAL]

PRGX AUSTRALIA, INC., a Georgia corporation

By:	/s/ Ronald E. Stewart
Name:	Ronald E. Stewart
Title:	President and Chief Executive Officer
[CORPORATE SEAL]

(Signatures continue on following page)

Twelfth Loan Documents Modification Agreement

PRGX BELGIUM, INC., a Georgia corporation

By:	/s/ Ronald E. Stewart
Name:	Ronald E. Stewart
Title:	President and Chief Executive Officer
[CORPORATE SEAL]

PRGX BRASIL, LLC, a Georgia limited liability company

By:	/s/ Ronald E. Stewart
Name:	Ronald E. Stewart
Title:	President and Chief Executive Officer
[CORPORATE SEAL]

PRGX CANADA, LLC, a Georgia limited liability company

By:	/s/ Ronald E. Stewart
Name:	Ronald E. Stewart
Title:	President and Chief Executive Officer
[CORPORATE SEAL]

PRGX EUROPE, INC., a Georgia corporation

By:	/s/ Ronald E. Stewart
Name:	Ronald E. Stewart
Title:	President and Chief Executive Officer
[CORPORATE SEAL]

(Signatures continue on following page)

Twelfth Loan Documents Modification Agreement

PRGX FRANCE, INC., a Georgia corporation

By:	/s/ Ronald E. Stewart
Name:	Ronald E. Stewart
Title:	President and Chief Executive Officer
[CORPORATE SEAL]

PRGX GERMANY, INC., a Georgia corporation

By:	/s/ Ronald E. Stewart
Name:	Ronald E. Stewart
Title:	President and Chief Executive Officer
[CORPORATE SEAL]

PRGX MEXICO, INC., a Georgia corporation

By:	/s/ Ronald E. Stewart
Name:	Ronald E. Stewart
Title:	President and Chief Executive Officer
[CORPORATE SEAL]

PRGX NETHERLANDS, INC., a Georgia corporation

By:	/s/ Ronald E. Stewart
Name:	Ronald E. Stewart
Title:	President and Chief Executive Officer
[CORPORATE SEAL]

(Signatures continue on following page)

Twelfth Loan Documents Modification Agreement

PRGX NEW ZEALAND, INC., a Georgia corporation

By:	/s/ Ronald E. Stewart
Name:	Ronald E. Stewart
Title:	President and Chief Executive Officer
[CORPORATE SEAL]

PRGX PORTUGAL, INC., a Georgia corporation

By:	/s/ Ronald E. Stewart
Name:	Ronald E. Stewart
Title:	President and Chief Executive Officer
[CORPORATE SEAL]

PRGX SCANDINAVIA, INC., a Georgia corporation

By:	/s/ Ronald E. Stewart
Name:	Ronald E. Stewart
Title:	President and Chief Executive Officer
[CORPORATE SEAL]

PRGX SPAIN, INC., a Georgia corporation

By:	/s/ Ronald E. Stewart
Name:	Ronald E. Stewart
Title:	President and Chief Executive Officer
[CORPORATE SEAL]

(Signatures continue on following page)

Twelfth Loan Documents Modification Agreement

PRGX SWITZERLAND, INC., a Georgia corporation

By:	/s/ Ronald E. Stewart
Name:	Ronald E. Stewart
Title:	President and Chief Executive Officer
[CORPORATE SEAL]

PRGX TEXAS, INC., a Texas corporation

By:	/s/ Ronald E. Stewart
Name:	Ronald E. Stewart
Title:	President and Chief Executive Officer
[CORPORATE SEAL]

PRGX	COMMERCIAL LLC, a Georgia limited
liability company

By:	/s/ Ronald E. Stewart
Name:	Ronald E. Stewart
Title:	President and Chief Executive Officer
[CORPORATE SEAL]

LAVANTE, INC., a Delaware corporation

By:	/s/ Ronald E. Stewart
Name:	Ronald E. Stewart
Title:	President and Chief Executive Officer
[CORPORATE SEAL]

(Signatures continue on following page)

Twelfth Loan Documents Modification Agreement

Administrative Agent, Lender and Issuing Bank:

SUNTRUST BANK, as Administrative Agent, the sole Lender and Issuing Bank

By:	/s/ Julie Lindberg
Name:	Julie Lindberg
Title:	Vice President

(End of signatures)

Twelfth Loan Documents Modification Agreement